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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2006


                              PACKETPORT.COM, INC.
               (Exact Name of Registrant as Specified in Charter)




           Nevada                     0-19705              13-3469932
(State or Other Jurisdiction     (Commission File        (IRS Employer
      of Incorporation)               Number)          Identification No.)


                   587 Connecticut Ave., Norwalk, CT    06854-0566
               (Address of Principal Executive Offices) (ZIP Code)


       Registrant's telephone number, including area code: (203) 831-2214


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01   Changes In Registrant's Certifying Accountant.

(a)  Previous independent accountants

Effective as of December 22, 2005, PACKETPORT.COM, INC.(the "Company") accepted the resignation of Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the financial statements of the Company as of and for the two years ended January 31, 2005. The reports of Radin, Glass & Co., LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report on the financial statements was qualified regarding the Company's ability to continue as a going concern.

In connection with the audit for the two years ended January 31, 2005 and in connection with Radin, Glass & Co., LLP's review of the subsequent interim periods through October 31, 2005, in which the company filed it's form 10-QSB on December 15, 2005, and through the date of resignation, there have been no disagreements between the Company and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on the Company's financial statements for these fiscal years. During the two years ended January 31, 2005 or during the subsequent interim period through October 31, 2005, and through the date of resignation, December 22, 2005, Radin, Glass & Co., LLP did not advise the Company of any reportable events as defined in Item 304(a)(1) of Regulation S-B.

Radin, Glass & Co., LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K/A.

(b) New independent accountants

The Registrant engaged Demetrius & Company , L.L.C., as its new independent accountants as of May 5, 2006. During the two most recent fiscal years and through May 5, 2006, the Registrant has not consulted with Demetrius & Company , L.L.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PACKETPORT.COM, INC.




                                    By:  /s/ RONALD A. DURANDO
                                         ---------------------
                                          Ronald A. Durando
                                          President and Chief
                                          Executive Officer

Date:  May 5, 2006


















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